Exhibit 99.2

I N M B HARNESSING THE POWER OF THE INNATE IMMUNE SYSTEM Targeting Innate Immune Dysfuction XPro1595 Alzheimer’s KOL event Sept 7, 2021

F O R W A R D L OO K I NG S T A T E M E N T S This presentation contains “forward - looking statements” Forward - looking statements reflect our current view about future events . When used in this presentation, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward - looking statements . Such statements, include, but are not limited to, statements contained in this presentation relating to our business strategy, our future operating results and liquidity and capital resources outlook . Forward - looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions . Because forward – looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict . Our actual results may differ materially from those contemplated by the forward - looking statements . They are neither statements of historical fact nor guarantees of assurance of future performance . We caution you therefore against relying on any of these forward - looking statements . Important factors that could cause actual results to differ materially from those in the forward - looking statements include, without limitation, our ability to raise capital to fund continuing operations ; our ability to protect our intellectual property rights ; the impact of any infringement actions or other litigation brought against us ; competition from other providers and products ; our ability to develop and commercialize products and services ; changes in government regulation ; our ability to complete capital raising transactions ; and other factors relating to our industry, our operations and results of operations . There is no guarantee that any specific outcome will be achieved . Investment results are speculative and there is a risk of loss, potentially all loss of investments . Actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned . Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them . We cannot guarantee future results, levels of activity, performance or achievements . Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward - looking statements to conform these statements to actual results . 2 2

PHASE 1b TRIAL IN ALZHEIMER'S

Patients with biomarkers of inflammation

alzheimer's association

Design

- Multiple dosing cohorts
- Weekly XPro1595™ SubQ injections for 3 months
- Biomarkers of neuroinflammation at 0 and 12 weeks

Inclusion

- AD Diagnosis
- Biomarkers of inflammation (CRP, ESR, HgbA1c, APOE4)

STUDY GOAL

- Demonstrate Safety
- Reduce biomarkers of inflammation and neurodegeneration

Neuroinflammation measures:

- Imaging (MRI)
- Cerebral spinal fluid (CSF)


1
1
1
1
3

3

INmuneBio
INNATE IMMUNITY

Demographics of patients that have completed 12 weeks 4 0 . 3 m g / k g (N=5) XPro1595 dose 1 . 0 m g / k g (N=6) 0 . 6 m g / k g (N=5) Total ( N = 16 ) Mean Age (SD) Years 7 0 (56 - 86 ) 6 5 (60 - 71 ) 7 1 (61 - 78 ) 6 8 (56 - 86 ) Gender Male 1 3 1 5 Female 4 3 4 11 MMSE (Baseline) Mild (>21) 5 1 1 7 Moderate (15 - 20) 0 2 2 4 Moderate/Severe (10 - 14 ) 0 2 1 3 Severe (<10) 0 1 1 2

TMTcalibrator Ρ analysis of human CSF with Alzheimer’s Disease brain tissue trigger White Matter Quality MRI CSF Assessing biomarkers of Neurodegeneration 5

Neurodegeneration hypothesis of neurodegeneration – synapse white matter cell body axon m y el i n Cell body ne u r oin f lamm a tion 6

XPro1595 reduction of Neuroinflammation is dose-dependent

CSF following 12 weeks of treatment

Olink® Target 48 Cytokine

CCL8	OLR1	IL27	IL2
CXCL9	TGFA	IL6	TNFSF12
CCL11	HGF	FLT3LG	IL17F
IL7	IL18	CCL13	TNFSF10
CXCL10	IFNG	IL10	CCL19
IL15	CCL3	CXCL8	MMP12
CSF2	CSF3	VEGFA	IL17C
CCL2	IL17A	OSM	CSF1
CCL4	CXCL11	LTA	CCL7
MMP1			


CSF inflammation composite
Percent change
150
100
50
0
-50
-100
0.3
0.6
1.0
Dose mg/kg

7
INmuneBio INNATE IMMUNITY

XPro1595 improves biological processes involved in synaptic formation and function

CSF following 12 weeks of treatment


Neurotransmitter regulation
Synapse assembly
Cytoskeleton organization
Mitochondrial function
Dendrite development
Axon extension and function

P<0.05

8

A ss e ss i n g w h i t e M a tt e r p a t h o l o g y – p T a u 2 1 7 / 1 8 1 CSF fol l ow i ng 12 w e e ks of t rea t ment 9 p<0.0 0 01 p<0.01

A ss e ss i n g w h i t e M a tt e r p a t h o l o g y - p T a u Neurofibrillary Tangle Disintegration of Microtubles T au 10

Longitudinal analysis show that pT217 and pT181 are detectable prior to symptom onset and correlate with aggregated tau and Braak staging in AD Figure 1: Evolution of tau pathophysiology in mutation carriers (n=152) in the Dominantly Inherited Alzheimer Network (DIAN). 1 1 Barthélemy NR, et al. Nat Med. 2020 11

Assessing white Matter pathology – pTau217 dose response CSF fol l ow i ng 12 w e e ks of t rea t ment 12

CREATIVE HEADLINE Imaging what matters Inmune Bio Phase 1B September 7th webinar

WHY STUDY WHITE MATTER IN AD?



HC
AD
GM
WM
4 b

Brun and Englund 1986; de la Monte 1989; Englund 1998; Englund and Brun 1990; Sjobeck *et al.* 2003; 2005; Zimmer *et al.* 2014; Brilliant *et al.* 1995

CHANGES IN GRAY/WHITE MATTER MACROSTRUCTURE

- ✔ GM ATROPHY
- ✔ WM ATROPHY

CHANGES IN WHITE MATTER MICROSTRUCTURE

- ✔ AXONAL LOSS
- ✔ DEMYELINATION
- ✔ LOSS OF OLIGODENDROCYTES
- ✔ MICROGLIAL ACTIVATION
- ✔ VASCULAR DEGENERATION

White Matter (WM) biomarkers + Increased EC space axons, myelin , extra - cellular water HEALTHY WM NEUROINFLAMMATION AXON LOSS & DEMYELINATION

Virtual biopsy : WM biomarkers + Increased EC space axons myelin e xt r a - c ellular water HEALTHY WM NEUROINFLAMMATION AXON LOSS & DEMYELINATION

How? Diffusion MRI microstructure WM biomarkers • Diffusion is sensitive to free, restricted, hindered water • Intra / extra cellular water • Degeneration of the tissue MRI

[1] Unterberg, A. W., et al. "Edema and brain trauma." Neuroscience 129.4 (2004): 1019 - 1027. 2 Syková, Eva, and Charles Nicholson. "Diffusion in brain extracellular space." Physiological reviews 88.4 (2008): 1277 - 1340. 3 Pasternak, Ofer, et al. "Excessive extracellular volume reveals a neurodegenerative pattern in schizophrenia onset." Journal of Neuroscience 32.48 (2012): 17365 - 17372. 4 Pasternak, Ofer, et al. "Free water elimination and mapping from diffusion MRI." Magnetic Resonance in Medicine: An Official Journal of the International Society for Magnetic Resonance in Medicine 62.3 (2009): 717 - 730. Healthy white matter NEUROINFLAMMATION – FREEWATER He a l thy c o ntrol white matter Immune response causing microglia activation & excessive diffusion of water into extracellular space 1 , 2,3 . Freewater (FW) 4 quantifies freely diffusing water molecules 3 . Alzheimer’s model [Badea et al. 2016] N e u r oi n flamm a tion white matter (fornix) increased freewater

AXONAL DEGENERATION – APPARENT FIBER DENSITY




Axonal degeneration
Healthy white matter

Axonal degeneration (lower density of myelinated axons, distrophic axons, variability of axon shape & size) happens with aging[1].
Axonal degeneration is an early event, taking place before to neuronal cell death[2].

Apparent fiber density[3] (AFD) is sensible to axonal degeneration[4].


healthy control
white matter
Alzheimer's model
white matter (fornix)
axon disruption & loss

[Badea et al. 2016]

[1] Adalbert, R., and M. P. Coleman. "Axon pathology in age-related neurodegenerative disorders." Neuropathology and applied neurobiology 39.2 (2013): 90-108.
[2] Salvadores, Natalia, Mario Sanhueza, and Patricio Manque. "Axonal degeneration during aging and its functional role in neurodegenerative disorders." Frontiers in neuroscience 11 (2017): 451.
[3] Raffelt, David, et al. "Apparent fibre density: a novel measure for the analysis of diffusion-weighted magnetic resonance images." Neuroimage 59.4 (2012): 3976-3994.
[4] Mito, Remika, et al. "Fibre-specific white matter reductions in Alzheimer's disease and mild cognitive impairment." Brain 141.3 (2018): 888-902.

DEMYELINATION – TISSUE RADIAL DIFFUSIVITY (RDt)





DEMYELINATION
Increased tissue RD
(RDt)
HEALTHY WI
TISSUE

Loss of myelin, distorted & granulation of the myelin sheath[1]

Tissue radial diffusivity[2] (RDt) is sensible to demyelination[2]



healthy control
white matter
Alzheimer's model
white matter (fornix)
myelin loss & disruption

1. Badea et al. 2016

2. Chad, J. A., et al. (2018). Neurobiology of Aging, 71, 161–170

Healthy aging tissue fornix axons myelin f r e e w a t er FW AFD RDt AD mouse model 15 month fornix Confirmed in ADNI databas with N= 36 human patients over 2 years

Macr o - connectivity 160,000 km of white matter (100,000 miles)

Where? & Why?

- Uncinate Fasciculus
- Arcuate Fasciculus
- Inferior Fronto-Occipital Fasciculus
- Inferior Longitudinal Fasciculus
- Corpus Callosum (anterior part)
- Corpus Callosum (parietal part)
- Cingulum



Bundles involved in the Alzheimer's Disease neuropathology
(metareview of 20+ years of publications)

[Roy et al JAD 2020, Mito et al Brain 2018]

Tractometry: Virtual dissection & biospy Imaging what matters t r ac t o g r ap h y W & AFD & myelin biomarkers « T HE H OW & W HERE » I) N EUROINFLAMMATION (FW) II) F IBER DENSITY (AFD) & III ) MYELIN CONTENT (RD T ) MARKERS IN ALZHEIMER ’ S D ISEASE WHITE MATTER BUNDLES

Imaging what matters INmune Bio Phase1b trial XPro595 longitudinal changes (1 mg/kg dose)

Longitudinal FreeWater 0 3 6 18 21 24 9 12 15 Visit (months) - 60 - 50 - 40 - 30 - 20 - 10 20 10 0 30 Free - water in AD bundles (% change) XPro1595 1 mg/kg ADNI database N = 36 N = 6 N = 5 N = 5 N = 3 AD bundles - 46% X P r o1 5 95

Longitudinal Apparent Fiber Density 0 3 6 18 21 24 9 12 15 Visit (months) - 10 0 - 5 5 15 10 20 Fiber Density in AD bundles (% change) XPro1595 1 mg/kg ADNI database N = 36 N = 6 N = 5 N = 5 N = 3 AD bundles +17% X P r o1 5 95

AD
bundles

Longitudinal Radial Diffusivity



Radial Diffusivity in AD bundles (% change)
5
0
-5
-10
-15
-20
0
3
6
9
12
15
18
21
24
27
30
33
36
Visit (months)
XPro1595 1 mg/kg
ADNI database N = 36
XPro1595
-16%
N = 6
N = 5
N = 5
N = 3

I NCREASE IN WM VOLUME ( MACROSTRUCTURE ) 0 1 2 5 00 0 5 50 0 6 00 0 6 50 0 3 6 9 Visit (months) Left Inferior Temporal volume (mm 3 ) 0.0381 0.1226 0 . 083 9

Summary

✓ White matter microstructure degenerates with Alzheimer's Disease
✓ Neuroinflammation as well as axon & myelin disruption

✓ Non-invasive advanced MRI & Imeka tools quantify where & how white matter is disrupted and rescued

In Alzheimer's Disease bundles over a 12-month period:

1) XPro1595 <u>reduces</u> FreeWater by 46% (neuroinflammation)
2) XPro1595 <u>increases</u> Apparent Fiber Density by 17% (axon integrity)
3) XPro1595 <u>reduces</u> tissue Radial Diffusivity by 16% (remyelination)

✓Confirmed by CSF inflammatory & tau markers

Thank you! I N M B CONTACT US INmune Bio Inc. 980 N. Federal Hwy, Suite 110 Boca Raton, FL 33432 (858) 964 - 3720 www.inmunebio.com Questions?